Exhibit 99.1

Filed by Liberty Media International, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Corporation: UnitedGlobalCom, Inc.
Commission File No.: 000-49658

FOR IMMEDIATE RELEASE
January 18, 2005

Important Notice: Liberty Media International, Inc. (LMI) Chairman, President and CEO, John C. Malone, and UnitedGlobalCom, Inc. (UGC) President and CEO, Michael T. Fries, will discuss the announced combination in a conference call which will begin at 12:00 p.m. (ET) January 18, 2005. The call can be accessed by dialing (913) 981-5522 or (800) 289-0528 at least 10 minutes prior to the start time. Replays of the conference call can be accessed from 3:00 p.m. (ET) on January 18, 2005 through 5:00 p.m. (ET) January 25, 2005, by dialing (719) 457-0820 or (888) 203-1112 plus the pass code 8474744#. The call will also be broadcast live across the internet. To access the web cast go to either http://www.libertymediainternational.com/ir/ or http://www.unitedglobal.com/irFmain.html. Links to this press release will also be available on the LMI and UGC web sites.

LIBERTY MEDIA INTERNATIONAL, INC. AND
UNITEDGLOBALCOM, INC. AGREE TO COMBINE

ENGLEWOOD, Colorado – Liberty Media International, Inc. (LMI) (NASDAQ: LBTYA, LBTYB) and UnitedGlobalCom, Inc. (UGC) (NASDAQ: UCOMA) announced today that the two companies have reached an agreement to combine the businesses under a single entity to be named Liberty Global, Inc. Liberty Global will be one of the largest owners and operators of broadband communications systems outside the United States with ownership interests in companies serving more than 14 million RGUs in 17 countries.

The merger will be accomplished as a result of a business combination whereby each of LMI and UGC will become wholly-owned subsidiaries of a new holding company, Liberty Global, Inc. Each issued and outstanding share of LMI common stock will be converted into one share of the same series of common stock of Liberty Global. Each issued and outstanding share of UGC common stock, other than shares owned by LMI or its subsidiaries or by UGC, will be exchanged into 0.2155 of a share of Series A common stock of Liberty Global. A cash election alternative of $9.58 per UGC share will be available to the UGC shareholders subject to proration so that the amount of cash paid does not exceed 20% of the total consideration received by the unaffiliated UGC shareholders.

Liberty Global expects to have a 10-member board of directors with five directors selected from each of the existing boards of directors of LMI and UGC. Dr. John C. Malone will be the Chairman of the Board of Directors and Mr. Michael T. Fries will assume the post of President and Chief Executive Officer.

Given the substantial liquidity and free cash flow profile of the combined company, the parties expect that Liberty Global’s board of directors will authorize a substantial stock repurchase program following the combination. Any share repurchases would occur from time to time in the open market or in privately negotiated transactions, subject to market conditions.

John Malone, LMI’s Chairman, President and CEO, stated, “As demonstrated by the new name of our company, I view this transaction as a merger of equals creating one of the largest broadband services companies outside the United States.” Dr. Malone went on to say, “In a very short period of time, we have disposed of non-strategic businesses and put in place a simplified structure from which our operating businesses can focus on their respective markets including Europe, Japan and Chile. From this structure,

I am confident that Mike Fries and the rest of the management team can create value for our shareholders through internal growth and prudent acquisitions.”

Mike Fries, President and CEO of UGC, commented, “The benefits of this transaction to both sets of shareholders are substantial. Liberty Global will have one of the strongest balance sheets in the industry, additional cash to pursue acquisitions and a simplified and more liquid trading market for its stock. In addition to rationalizing our respective interests in Chile and clarifying future corporate opportunities, the deal also provides UGC shareholders with an interest in the fast growing Japanese market at an attractive valuation. We are very excited about the global scale this transaction creates and the benefits that will accrue to both parties. Lastly, the management teams from both companies complement each other extremely well and are dedicated to continuing our track record of ‘best in class’ growth.”

The merger, which has been negotiated and approved by a special committee of the independent directors of UGC, is subject to LMI and UGC stockholder approval, which in the case of UGC will include an affirmative vote of a majority of the shares not beneficially owned by LMI and its affiliates, and other customary consents and approvals. The transaction is expected to close in the second quarter of this year.

LMI was advised by Banc of America Securities and Baker Botts LLP. The UGC special committee was advised by Morgan Stanley and Debevoise & Plimpton LLP.

Additional Information

In connection with the proposed transaction, LMI and UGC will file a proxy statement/prospectus with the Securities and Exchange Commission. STOCKHOLDERS OF EACH COMPANY AND OTHER INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE JOINT PROXY STATEMENT/PROSPECTUS) REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about LMI and UGC, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Liberty Media International, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations Telephone: (877) 783-7676, or to UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attn: Investor Relations Department Telephone (303) 770-4001.

Participants in Solicitation

The respective directors and executive officers of LMI and UGC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding LMI’s directors and executive officers is available in its registration statement on Form S-1/A filed with the SEC by LMI on July 19, 2004 and in its current report on Form 8-K filed with the SEC by LMI on November 12, 2004, and information regarding UGC’s directors and executive officers is available in its proxy statement filed with the SEC by UGC on October 25, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

About LMI

Liberty Media International, Inc. (NASDAQ: LBTYA, LBTYB) owns interests in broadband distribution and content companies operating outside the U.S., principally in Europe, Asia, and Latin America. Through its subsidiaries and affiliates, LMI is the largest cable television operator outside the United States in terms of video subscribers. LMI’s businesses include UnitedGlobalCom, Inc., Jupiter Telecommunications Co., Ltd., Jupiter Programming Co., Ltd., Liberty Cablevision of Puerto Rico, LLC and Pramer S.C.A.

About UGC

UGC (NASDAQ: UCOMA) is a leading international provider of video, voice, and broadband Internet services with operations in 15 countries, including 12 countries in Europe. Based on the Company’s operating statistics at September 30, 2004, UGC’s networks reached approximately 15.5 million homes passed and served over 11.1 million RGUs, including approximately 9.1 million video subscribers, 761,000 telephone subscribers and 1.3 million broadband Internet subscribers.

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including completion of the transaction. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Liberty Global, Inc., Liberty Media International, Inc., UnitedGlobalCom, Inc., and their respective subsidiaries or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others: the risks and factors described in the publicly filed documents of Liberty Media International and UnitedGlobalCom, including their most recently filed Forms 10-K; general economic and business conditions and industry trends in the countries in which we operate; currency exchange risks; the continued strength of the industries in which we operate; uncertainties inherent in proposed business strategies and development plans; rapid technological changes; future financial performance, including availability, terms and deployment of capital; availability of qualified personnel; changes in, or the failure or the inability to comply with, government regulation in the countries in which we operate, and adverse outcomes from regulatory proceedings; changes in the nature of key strategic relationships with partners and joint venturers; competitor responses to the products and services of Liberty Media International and UnitedGlobalCom, and the overall market acceptance of such products and services, including acceptance of the pricing of such products and services. These forward-looking statements speak only as of the date of this Release. Liberty Media International and UnitedGlobalCom expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the respective expectations of Liberty Media International and UnitedGlobalCom with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The transaction is subject to customary closing conditions, including regulatory, stockholder and other third party consents and approvals.

LMI Contact Mike Erickson	UGC Contacts Richard S. L. Abbott — Denver
(800) 783-7676	(303) 220-6682

Claire Appleby — London
+44 20 7 838 2004

Bert Holtkamp – Europe
+31 (0) 778 9447